Putnam
California
Investment Grade
Municipal Trust

SEMIANNUAL REPORT
October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "An increasing number of national investors are returning to the California bond market. Continued progress in the state's economic and fiscal outlook and resolution of Orange County's problems have enabled California general obligations bonds to regain preeminence among municipal bond investors."

                             -- William H. Reeves, Manager
        Putnam California Investment Grade Municipal Trust


       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

11     Portfolio holdings

13     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam California Investment Grade Municipal Trust's fiscal year finished on a more propitious note than it began. During the six months ended October 31, 1996, your fund -- and the rest of the tax-exempt bond market -- made up ground lost to the challenges presented by the flat-tax concerns and to the worry that a still-vibrant economy would ignite the fires of inflation.

As investors gradually concluded that their fears may have been misplaced, the fixed-income market environment began to show steady improvement. Fund Manager William Reeves believes prospects for the second half of your fund's fiscal year now seem more positive. Demand for tax-exempt securities is strong, especially relative to their fairly modest supply. The economy, interest rates, and inflation remain generally favorable.

Bill provides more detail as he reviews the fund's performance and prospects in the report that follows.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Manager
William H. Reeves

The sun has begun to shine again on the bonds of the Golden State. The continued upswing in California's economy, its improving financial situation, and the resolution of Orange County's difficulties have brought about a turnaround in the outlook for the state's debt, and Putnam California Investment Grade Municipal Trust's performance reflects this improving environment.

For the six months ended October 31, 1996, your fund posted a return of 6.90% at net asset value (5.00% at market price), comfortably ahead of the 4.54% delivered by the Lehman Brothers Municipal Bond Index. For additional performance information, please see pages 8 through 10.

* CALIFORNIA BONDS REGAIN THEIR STATURE

California's economy, the seventh largest in the world, has improved considerably over the past few years. Only recently mired in recession, the state's economic growth currently rivals that of the nation at large. The California financial engine has been fueled by strength in high technology, entertainment, biotechnology, and services -- industries whose prospects remain positive. Supply and demand factors also appear to be favorable. Typically the state accounts for 12% to 14% of the new debt issued annually in the U.S. municipal bond market. We believe new issuance over the next several months will either fall within those bounds or rise modestly.

In light of these developments, it is not surprising that many investors who only months ago shied away from California bonds have taken a fresh look at the state's prospects. Sought by an increasing number of national investors, California's general obligation bonds again carry premier status. In light of the state's improving investment climate and the increasing number of national buyers seeking California's debt, we believe demand for these bonds will remain healthy well into calendar 1997.

Throughout much of 1995, federal tax-reform proposals, particularly the idea of a flat tax, had caused investors to fear for the continued tax-favored status of municipal bonds. The issue was in the forefront of investors' minds in early 1996, particularly in light of the then upcoming presidential election and the legislative agenda in Congress. However, during the year, the effect of tax-reform and political issues on the market diminished when enactment of flat-tax proposals became unlikely and other political uncertainties were answered, at least to the satisfaction of investors.

Fixed-income investments were buffeted by shifting interest-rate expectations through the first half of calendar 1996. Interest rates had fallen to near-historic lows through much of 1995 and early 1996 on the outlook for a slowing of economic growth and continued low inflation. In March 1996, interest rates reversed course as reports of increasing strength in employment began to appear. Investors developed concerns that strong employment growth would stimulate economic activity and thus lead to greater inflation. Volatility increased through June as investors waited for longer-term trends to emerge.

By midyear, moderate economic growth had been confirmed and inflation remained well contained. Investors were still watchful for signs of future inflation, but started to feel more confident that economic growth and inflation would remain in control. Volatility began to subside and interest rates moved within a narrow range. That environment continues to prevail as your fund enters the second half of fiscal 1997.

[GRAPHIC OMITTED:HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS*]

TOP INDUSTRY SECTORS*

Utilities                             14.6%
Health care                           13.3%
Housing                               13.2%
Water and sewerage                     9.0%
Education                              4.7%

Footnote reads:
*Based on net assets as of 10/31/96. Holdings will vary over time.


We believe a significant amount of money earmarked for the tax-exempt market was diverted to equities as the stock market continued to reach new highs. As a result, in our view, the tax-exempt market is currently undervalued. Given the current supply/demand environment for municipal bonds, we believe there is a potential for significant price appreciation, should that money begin flowing from stocks into the tax-exempt market.

* FUND'S FOCUS: BALANCE OF INCOME AND PRICE STABILITY

During the period, we employed several strategies to preserve relative price stability while seeking to enhance income. First, we maintained the fund's high-premium, low-risk in income-oriented bonds. These high-coupon bonds typically provide better protection from price erosion when interest rates are rising. The fund's relatively short duration also served to preserve price stability. Duration is a measure of the portfolio's maturity structure and reflects the price sensitivity of the portfolio's holdings to changes in interest rates.

We also maintained the portfolio's position in inverse floaters. These derivative securities were utilized to increase the fund's income and improve the potential for price appreciation, should long-term interest rates decline. The yields on these variable-rate bonds move in a direction opposite to that of short-term interest rates. As with other derivative products, inverse floaters require careful analysis. We continually monitor performance of these securities and adjust the size of the position in an effort to minimize the fund's risk exposure.

We have continued to generate income for common shareholders through the selective use of leveraging strategies. As part of its ongoing strategy, the fund issues and sells preferred shares that pay dividends at prevailing short-term rates. We then invest the proceeds from those shares in longer-term bonds with higher yields. The difference between the rate earned on those bonds and the rate paid to the holders of the fund's preferred shares is used to enhance distributions to common shareholders.

TOP 10 HOLDINGS*
Northern California Power Agency, Multi. Cap. Facilities IFB, MBIA,
9.142s, 9/2/25
Santa Clara County, Financing Authority Lease Revenue Bonds
(VMC Facilities Replacement), Series A,  AMBAC, 6 7/8s, 11/15/14
Vallejo, Certificate of Participation (Marine World Foundation),
8.1s, 2/1/21
California Housing Financing Agency, Home Mortgage Revenue Bonds, Series C, 8.3s, 8/1/19
San Bernadino, Department of Transportation Lease Financing
Authority Revenue Bonds, Series A, 5 1/2s, 12/1/14
California Educational Facilities, Revenue Bonds (University of
San Francisco), 6.4s, 10/1/17
Rancho, Water District Financing Authority IFB,  AMBAC,
9.024s, 8/17/21
Victor, Elementary School District Certificate of Participation
(School Construction Refinancing), MBIA, 6.45s, 5/1/18
Irvine Ranch, Water District Joint Power Agency Revenue Bonds
(Issue II), FNMA, 8 1/4s, 8/15/23
Los Angeles, Multi-Family Revenue Bonds (Mission Plaza Apartments), Series A, GNMA, 7.8s, 1/20/35

*These holdings represent 51.4% of the fund's net assets as of 10/31/96. Portfolio holdings will vary over time.


* FAVORABLE OUTLOOK FOR THE MONTHS AHEAD
We look for a favorable environment for municipal bonds over the remainder of fiscal 1997. From an interest-rate perspective, we believe that the economy will continue to grow at a moderate pace and that inflation will remain low. In our opinion, this should help keep interest rates relatively stable.

Supply and demand factors also should give a boost to municipal bonds. We expect investors with considerable cash flow from coupon income and those holding bonds that are likely to be called in to create strong demand for the declining supply of municipal bonds expected to be available at the end of this year. Finally, with the stock market at record highs and money market rates relatively low, we would not be surprised to see investors shift a larger portion of their assets into the municipal bond market.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and state income tax, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96
(common shares)

                                          Lehman Bros.
                               Market      Municipal        Consumer
                       NAV     price      Bond Index       Price Index
------------------------------------------------------------------------
6 months               6.90%    5.00%       4.54%             1.28%
------------------------------------------------------------------------
1 year                 7.76    15.42        5.71              2.99
------------------------------------------------------------------------
Life (11/27/92)       41.29    28.17       30.16             11.48
Annual average         9.19     6.52        6.96              2.80
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)
(common shares)

                                                              Market
                                        NAV                    price
------------------------------------------------------------------------
6 months                               4.69%                    4.98%
------------------------------------------------------------------------
1 year                                 8.63                    18.54
------------------------------------------------------------------------
Life (11/27/92)                       38.98                    29.68
Annual average                         8.95                     7.00
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/96


------------------------------------------------------------------------
Distributions (number)                                   6
----------------------------------------------------------------------
Common shares
-----------------------------------------------------------------------
Income1                                             $0.465
------------------------------------------------------------------------
 Total                                              $0.465
------------------------------------------------------------------------
Preferred shares (320 shares)
------------------------------------------------------------------------
Income                                             $972.02
----------------------------------------------------------------------
 Total                                             $972.02
------------------------------------------------------------------------
Share value:                     NAV             Market price
------------------------------------------------------------------------
4/30/96                         $14.55             $14.375
------------------------------------------------------------------------
10/31/96                         15.07              14.625
------------------------------------------------------------------------
Current return                   NAV             Market price
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate2            6.17%               6.36%
------------------------------------------------------------------------
Taxable equivalent3              11.48               11.83
------------------------------------------------------------------------

 1 For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

 2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

 3 Assumes maximum combined federal and state tax rate of 46.24%.
Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.




Portfolio of investments owned
October 31, 1996 (Unaudited)

                   Key to Abbreviations
                   AMBAC -- AMBAC Indemnity Corporation
                   COP   -- Certificate of Participation
                   FNMA  -- Federal National Mortgage Association Collateralized
                   GNMA  -- Government National Mortgage Association Collateralized
                   IFB   -- Inverse Floating Rate Bonds
                   MBIA  -- Municipal Bond Investors Assurance Corporation
                   VRDN  -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.1%) *
PRINCIPAL AMOUNT                                                                                 RATINGS**        VALUE

California  (98.1%)
-----------------------------------------------------------------------------------------------------------------------
       $3,000,000  Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
                   Med. Ctr.), Ser. A, 6.55s, 12/1/22                                            Baa          3,037,500
        1,500,000  Big Bear Lake Wtr. Rev. Bonds, MBIA, 6s, 4/1/22                               Aaa          1,595,625
        3,600,000  CA Edl. Fac. Rev. Bonds (U. of San Francisco),
                   6.4s, 10/1/17                                                                 AAA          4,005,000
        3,000,000  CA Hlth. Fac. Fin. Auth. Rev. Bonds (Henry
                   Mayo Newhall), Ser. A, 8s, 10/1/18                                            A            3,232,500
                   CA Hsg. Fin. Agcy. Home Mtge. Rev. Bonds
        4,610,000  Ser. C, 8.3s, 8/1/19                                                          AA           4,782,875
        3,010,000  Ser. A, 7 3/4s, 8/1/17                                                        Aa           3,179,311
        2,885,000  CA Poll. Control Fin. Auth. Rev. Bonds (Pacific
                   Gas & Elec. Co.), Ser. B, 8 7/8s, 1/1/10                                      A            3,071,140
        3,000,000  CA Poll. Ctrl. Fin. Auth. Rev. Bonds (San Diego
                   Gas & Elec.), Ser. A, 5.9s, 6/1/14                                            A            3,127,500
        2,000,000  CA State Dept. Wtr. Resources IFB (Central Valley),
                   9.926s, 12/1/12 (acquired 11/27/95, cost $2,198,104)
                   (double dagger)                                                               Aa           2,697,500
        2,000,000  CA State Pub. Wks. Board Lease Rev. Bonds (Dept. of
                   Corrections Monterey Cnty. Sole), Ser. A, 7s, 11/1/19                         A            2,322,500
        3,150,000  Irvine Ranch, Wtr. Dist. Jt. Pwr. Agcy. Rev. Bonds
                   (Issue II), FNMA, 8 1/4s, 8/15/23                                             A            3,350,813
        3,120,000  Los Angeles Multi-Fam. Rev. Bonds (Mission Plaza Apts.),
                   Ser. A, GNMA, 7.8s, 1/20/35                                                   AAA          3,307,200
        5,500,000  Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB,
                   MBIA, 9.142s, 9/2/25                                                          Aaa          6,270,000
        2,000,000  Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
                   Management), 7 7/8s, 12/1/13                                                  Baa          2,110,000
        3,250,000  Rancho, Wtr. Dist. Fin. Auth. IFB, AMBAC, 9.024s, 8/17/21                     Aaa          3,887,813
        1,610,000  Richmond, Jt. Pwr. Fin. Auth. Rev. Bonds (Impt. Dists.
                   851 & 853), Ser. B, 8 1/2s, 9/2/19                                            BBB/P        1,660,345
        2,000,000  Riverside Hosp. Rev. Bonds (Riverside Cmnty. Hosp.),
                   Ser. A, 6 3/4s, 11/1/15                                                       BBB          2,015,000
        2,300,000  Sacramento, Pwr. Auth Rev. Bonds (Cogeneration), 6s, 7/1/22                   BBB          2,259,750
        4,500,000  San Bernadino, Dept. of Trans. Lease  Fin. Auth. Rev. Bonds,
                   Ser. A, 5 1/2s, 12/1/14                                                       A            4,393,125
        3,000,000  San Francisco, City & Cnty. Intl. Arpt. Second Ser.,
                   Rev. Bonds, Issue 10B, MBIA, 5 1/2s, 5/1/21                                   Aaa          2,966,250
        4,750,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds (VMC Facs.
                   Replacement), Ser. A, AMBAC, 6 7/8s, 11/15/14#                                Aaa          5,284,375
        3,000,000  U. of CA, Hosp. Rev. Bonds (U. of CA Med. Ctr.),
                   AMBAC, 5 3/4s, 7/1/15                                                         Aaa          3,041,250
        4,500,000  Vallejo COP (Marine World Foundation), 8.1s, 2/1/21                           BBB/P        4,865,625
        3,345,000  Victor, Elementry School Dist. COP (School Construction
                   Refinancing), MBIA, 6.45s, 5/1/18                                             Aaa          3,729,675
                   West Contra Costa U. School Dist. COP
        1,860,000  7 1/8s, 1/1/24                                                                BBB          1,957,650
        1,140,000  6 7/8s, 1/1/09                                                                BBB          1,191,300
          500,000  Woodland Multi-Fam. Mtge. VRDN 3.15s, 8/1/18                                  A-1+           500,000
-----------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $78,579,211)***                                                   83,841,622
-----------------------------------------------------------------------------------------------------------------------

*                 Percentages indicated are based on net assets of $85,436,592.

                  Net assets available to common shareholders are $69,416,034.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1996.
                  Securities rated by Putnam are indicated by "/P"and are not publicly rated.

*** The aggregate identified cost on a tax basis is $78,579,211 resulting in gross unrealized appreciation and depreciation of $5,481,652 and $219,241, respectively, or net unrealized appreciation of $5,262,411.

(double dagger)   Restricted, excluding 144A securities, as to public resale.
                  The total market value of restricted securities held at
                  October 31, 1996 was $2,697,500 or 3.2% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1996.

                  The rates shown on Inverse Floating Rate Bonds, (IFB), which are securities paying interest rates that vary inversely to changes in the market interest rates, and Variable Rate Demand Notes (VRDN's) are the current interest rates at October 31, 1996.

                  The fund had the following industry group concentrations greater than 10% at October 31, 1996
                  (as a percentage of net assets):

                  Utilities            14.6%
                  Health Care          13.3
                  Housing              13.2

                  The fund had the following insurance
                  concentrations greater than 10% at October 31, 1996
                  (as a percentage of net assets):

                  MBIA                  17.0%
                  AMBAC                 14.3


----------------------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1996
                                                Aggregate Face     Expiration     Unrealized
                              Total Value            Value            Date        Appreciation
----------------------------------------------------------------------------------------------
US Treasury Bonds (Long)       $2,034,000        $1,965,375          Dec-96        $68,625
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements






Statements of assets and liabilities
October 31, 1996 (Unaudited)

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (identified
cost $78,579,211)(Note 1)                                                         $83,841,622
---------------------------------------------------------------------------------------------
Cash                                                                                  205,321
---------------------------------------------------------------------------------------------
Interest receivable                                                                 1,661,251
---------------------------------------------------------------------------------------------
Receivable for securities sold                                                        290,522
---------------------------------------------------------------------------------------------
Receivable for variation margin                                                         7,313
---------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                              1,322
---------------------------------------------------------------------------------------------
Total assets                                                                       86,007,351

Liabilities
---------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 357,029
---------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          152,919
---------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              5,174
---------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             162
---------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            1,644
---------------------------------------------------------------------------------------------
Other accrued expenses                                                                 53,831
---------------------------------------------------------------------------------------------
Total liabilities                                                                     570,759
---------------------------------------------------------------------------------------------
Net Assets                                                                        $85,436,592

Represented by
---------------------------------------------------------------------------------------------
Remarketed preferred shares (320 shares issued
and outstanding at $50,000 per share) (Note 4)                                    $16,000,000
---------------------------------------------------------------------------------------------
Paid in capital-common shares (Note 1)                                             64,184,085
---------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                           53,036
---------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (131,565)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          5,331,036
---------------------------------------------------------------------------------------------
Total - Representing net assets applicable
to capital shares outstanding                                                     $85,436,592

Computation of net asset value
---------------------------------------------------------------------------------------------
Remarketed preferred shares                                                       $16,000,000
---------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed
preferred shares                                                                       20,558
---------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference     $16,020,558
---------------------------------------------------------------------------------------------
Net assets available to common shares                                             $69,416,034
---------------------------------------------------------------------------------------------
Net asset value per common share ($69,416,034 divided
by 4,607,092 shares)                                                                   $15.07
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1996 (Unaudited)

Tax exempt interest income:                                                                $2,822,486
-----------------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                              300,180
-----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                 30,221
-----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                               4,336
-----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                2,453
-----------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                  1,202
-----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                        27,159
-----------------------------------------------------------------------------------------------------
Auditing                                                                                       13,725
-----------------------------------------------------------------------------------------------------
Legal                                                                                           5,369
-----------------------------------------------------------------------------------------------------
Postage                                                                                        33,385
-----------------------------------------------------------------------------------------------------
Exchange listing fees                                                                           1,999
-----------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                          4,599
-----------------------------------------------------------------------------------------------------
Other                                                                                           1,477
-----------------------------------------------------------------------------------------------------
Total expenses                                                                                426,105
-----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                    (44,313)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                  381,792
-----------------------------------------------------------------------------------------------------
Net investment income                                                                       2,440,694
-----------------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1 and 3)                                               (14,732)
-----------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1)                                              132,044
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures during the period                                                               2,267,964
-----------------------------------------------------------------------------------------------------
Net gain on investments                                                                     2,385,276
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       $4,825,970
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statements of changes in net assets
                                                                Six months ended           Year ended
                                                                      October 31,            April 30,
                                                                            1996*                1996
                                                                -------------------------------------
Increase in net assets
-----------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------
Net investment income                                                 $2,440,694           $4,779,081
-----------------------------------------------------------------------------------------------------
Net realized gain on investments                                         117,312            2,602,136
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              2,267,964             (691,673)
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   4,825,970            6,689,544
-----------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
-----------------------------------------------------------------------------------------------------
From net investment income                                              (311,046)            (610,115)
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholder excluding cumulative
undeclared dividends on remarketed preferred shares of $20,558
and $44,004, respectively)                                             4,514,924            6,079,429
-----------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-----------------------------------------------------------------------------------------------------
From net investment income                                            (2,142,127)          (4,284,289)
-----------------------------------------------------------------------------------------------------
Total increase in net assets                                           2,372,797            1,795,140
-----------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------
Beginning of period                                                   83,063,795           81,268,655
-----------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $53,036 and $65,515, respectively)          $85,436,592          $83,063,795
-----------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period               4,607,092            4,607,092
-----------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                               320                  320
-----------------------------------------------------------------------------------------------------
*Unaudited

The accompanying notes are an integral part of these financial statements





Financial highlights
(For a share outstanding throughout the period)

                                                        Six months
                                                             ended
                                                         October 31                    Year ended April 30
                                                            -------------------------------------------------
                                                               1996+                1996                 1995
                                                            -------------------------------------------------

Net asset value, beginning of period                         $14.55               $14.16               $14.49
(common shares)
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income                                           .53                 1.04                  1.04
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                           .52                  .41                 (.15)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.05                 1.45                  .89
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net investment income
-------------------------------------------------------------------------------------------------------------
to preferred shareholders                                      (.07)                (.13)                (.12)
-------------------------------------------------------------------------------------------------------------
to common shareholders                                         (.46)                (.93)                (.95)
-------------------------------------------------------------------------------------------------------------
From net realized gain
-------------------------------------------------------------------------------------------------------------
to preferred shareholders                                        --                   --                 (.01)
-------------------------------------------------------------------------------------------------------------
to common shareholders                                           --                   --                 (.12)
-------------------------------------------------------------------------------------------------------------

In excess of net realized gain
to common shareholders
-------------------------------------------------------------------------------------------------------------
to preferred shareholders                                        --                   --                   --(g)
-------------------------------------------------------------------------------------------------------------
to common shareholders                                           --                   --                 (.02)
-------------------------------------------------------------------------------------------------------------
Total distributions                                            (.53)               (1.06)               (1.22)
-------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                   --                   --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                              $15.07               $14.55               $14.16
-------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                  $14.63               $14.38               $13.63
-------------------------------------------------------------------------------------------------------------
Total investment return at market value
(common shares) (%)(b)                                         5.00*               12.68                 6.67
-------------------------------------------------------------------------------------------------------------
Net assets, end of period  (total fund)
(in thousands)                                              $85,437              $83,064              $81,269
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (c)(d)                                           .63*                1.26                 1.20
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                                   3.59*                6.11                 6.52
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   18.71*              125.01               101.23
-------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                        For the period
                                                                                     November 27, 1992
                                                                                      (commencement of
                                                                       Year ended       operations) to
                                                                         April 30             April 30
                                                                         -----------------------------
                                                                             1994                 1993
                                                                         -----------------------------
Net asset value, beginning of period (common shares)                       $15.12               $14.02(e)
------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------
Net investment income                                                        1.03                  .41(a)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                                        (.40)                1.12
------------------------------------------------------------------------------------------------------
Total from investment operations                                              .63                 1.53
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------
to preferred shareholders                                                    (.12)                (.03)(f)
------------------------------------------------------------------------------------------------------
to common shareholders                                                       (.93)                (.31)
------------------------------------------------------------------------------------------------------
From net realized gain
------------------------------------------------------------------------------------------------------
to preferred shareholders                                                    (.02)                  --
------------------------------------------------------------------------------------------------------
to common shareholders                                                       (.18)                  --
------------------------------------------------------------------------------------------------------
In excess of net realized gain to common shareholders
------------------------------------------------------------------------------------------------------
to preferred shareholders                                                      --                   --
------------------------------------------------------------------------------------------------------
to common shareholders                                                         --                   --
------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.25)                (.34)
------------------------------------------------------------------------------------------------------
Preferred share offering costs                                               (.01)                (.09)(f)
------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                             $14.49               $15.12
------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                                $13.88               $14.88
------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(b)                .31                 1.23*
------------------------------------------------------------------------------------------------------
Net assets, end of period  (total fund) (in thousands)                    $82,813              $85,647
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)(d)                            1.07                  .33(a)*
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)                  5.84                 2.69(a)*
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 54.06                43.46*
------------------------------------------------------------------------------------------------------

 +  Unaudited

 *  Not annualized.

(a) Reflects a waiver of the management fee. As a result of such waiver, expenses of the fund for the period ended April 30, 1993 reflect a reduction of approximately $0.02 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)  Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d)  The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(e) Represents initial net asset value of $14.10 less offering expenses of of approximately $0.08.

(f)  Preferred shares were issued on February 18, 1993.

(g) Distributions in excess of net investment income amounted to less than $0.01 per share.




Notes to financial statements
October 31, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio Putnam Investment Management, Inc. ("Putnam Management"), that the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1996, the fund had a capital loss carryover of approximately $131,377 available to offset future net capital gains, if any, which will expire on April 30, 2003.

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date.

Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1996 was 3.35%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis.

Discounts on original issue bonds are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $12,024. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any excess over $1.5 billion of such average net asset value subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fees payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1996, fund expenses were reduced by $44,313 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $530 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $15,226,310 and $16,097,690, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on an dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1996, no such restrictions have been placed on the fund.



Results of October 31, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                          Common Shares              Preferred Shares
                          Votes      Votes        Votes        Votes
                          for      withheld       for         withheld

Jameson Adkins Baxter  2,922,365    40,678        194              0
Hans H. Estin          2,922,265    40,778        194              0
R.J. Jackson           2,922,631    40,412        194              0
Elizabeth T. Kennan    2,922,631    40,412        194              0
Lawrence J. Lasser     2,922,631    40,412        194              0
Donald S. Perkins      2,922,631    40,412        194              0
William F. Pounds      2,922,631    40,412        194              0
George Putnam          2,922,531    40,512        194              0
George Putnam, III     2,922,631    40,412        194              0
Eli Shapiro            2,922,531    40,512        194              0
A.J.C. Smith           2,922,631    40,412        194              0
W. Nicholas Thorndike  2,922,365    40,678        194              0



Results of October 31, 1996 shareholder meeting (continued)


--------------------------------------------------------------------------------------------------------------------------
                                                            Common Shares                     Preferred shares
--------------------------------------------------------------------------------------------------------------------------
                                                                         Abstentions                           Abstentions
                                                 Votes         Votes      and Broker     Votes        Votes     and Broker
                                                   For       Against       Non-Votes       For      Against      Non-Votes
--------------------------------------------------------------------------------------------------------------------------
A proposal to ratify the selection of Price
Waterhouse LLP as auditors for the fund was
approved as follows:                           2,894,997      11,350      56,696           194           0            0
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's fundamental
investment restriction with respect to
diversification of investments was approved
as follows:                                    2,473,979      79,676     409,388           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's fundamental
investment restriction with respect to
investments in the securities of a
single issuer was approved as follows:         2,436,467     124,769     401,807           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's fundamental
investment restriction with respect to making
loans through purchases of debt obligations,
repurchase agreements and securities loans
was approved as follows:                       2,386,167     156,771     420,105           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's fundamental
investment restriction with respect to
investments in commodities or commodity
contracts was approved as follows:             2,375,886     185,487     401,670           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's fundamental
investment restriction with respect to
concentration of its assets was approved
as follows:                                    2,445,376     116,102     401,565           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in securities of issuers
in which management of the fund or Putnam
Investment Management, Inc. owns securities
was approved as follows:                       2,378,619     164,623     419,801           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to margin transactions was approved
as follows:                                    2,381,891     190,029     391,123           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to short sales was approved
as follows:                                    2,391,501     157,888     413,654           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
which limits the fund's ability to
pledge assets was approved as follows:         2,377,223     188,766     397,054           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in certain oil,
gas and mineral interests was approved
as follows:                                    2,389,222     173,109     400,712           191           0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to invest to gain control of
a company's management was approved
as follows:                                    2,414,777     162,033     386,233            191          0            3
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in other
investment companies was approved
as follows:                                    2,426,033     150,441     386,569            191          0            3
--------------------------------------------------------------------------------------------------------------------------

All tabulations are rounded to nearest whole number.




Fund information


INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

William H. Reeves
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's net asset value.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29211-184                       12/96